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                                                                   Exhibit 10.1

                            RONALD R. CHADWICK, P.C.
                           CERTIFIED PUBLIC ACCOUNTANT
                          2851 S. PARKER ROAD, SUITE 720
                              AURORA, COLORADO 80014
                                  ---------------
                             TELEPHONE: (303)306-1967
                             TELECOPIER: (303)306-1944


                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in this Form 10-SB filing by Chancellor Group, Inc., of my report dated February 22, 2000 relating to the consolidated financial statements of Chancellor Group, Inc. which appear in said filing. I also consent to the reference to my firm under the heading "Experts" in said filing.

Aurora, Colorado                                 /s/ Ronald R. Chadwick, P.C.
March 6, 2000                                    ----------------------------
                                                    Ronald R. Chadwick, P.C.